SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported): May 5, 2004



                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)




             UTAH                      000-33167                84-0448400
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)





              17700 CASTLETON STREET, SUITE 589
                CITY OF INDUSTRY, CALIFORNIA                     91748
          (Address of Principal Executive Offices)             (Zip Code)




                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 5, 2004, the Board of Directors of Kiwa Bio-Tech Group Corporation resolved to dismiss Pritchett, Siler & Hardy, P.C. as the Registrant's independent public accountants. In addition, on May 5, 2004, the Registrant's Board of Directors resolved to engage Grobstein, Horwath & Company LLP as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ended December 31, 2004. The change was made a result of the previously announced merger of the Registrant and Kiwa Bio-Tech Products Group, Ltd., which became effective on March 12, 2004.

         Pritchett, Siler & Hardy, P.C.'s report on the Registrant's consolidated financial statements for the fiscal year ended December 31, 2003, included an explanatory paragraph expressing concern about the Registrant's ability to continue as a going concern, but did not contain any other adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal year ended December 31, 2003 and through the date of Pritchett, Siler & Hardy, P.C.'s dismissal, there were no disagreements with
Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Pritchett, Siler & Hardy, P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Registrant's consolidated financial statements.

         The Registrant has requested Pritchett, Siler & Hardy, P.C. to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated May 10, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         The Registrant has engaged Grobstein, Horwath & Company LLP as its new independent accountants as of May 5, 2004. The Registrant has not consulted with Grobstein, Horwath & Company LLP regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K. Registrant has authorized Pritchett, Siler & Hardy, P.C. respond fully to any inquiries from Grobstein, Horwath & Company LLP relating to its engagement as the Registrant's independent accountant.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  16.1     Letter from Pritchett, Siler & Hardy, P.C.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION



Date:    May 10, 2004               By:      /S/ WEI LI
                                       -----------------------------------------
                                       Wei Li, Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.1              Letter from Pritchett, Siler & Hardy, P.C.


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